UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 7, 2007
Impax Laboratories, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-27354	65-0403311

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
30831 Huntwood Ave., Hayward, CA 94544
(Address of principal executive offices) (Zip Code)
510-476-2000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure
From time to time, management of the Company prepares investor presentation materials for use at investor conferences and/or for distribution to interested persons and posts the presentation materials to the Company’s website. A copy of recently prepared presentation materials is attached hereto as Exhibit 99.1 and is incorporated herein by reference. A copy of this information is being posted to the Company’s Web site at www.impaxlabs.com. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date of this report, irrespective of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.
99.1 — Presentation Materials dated February 2007.
EXHIBIT INDEX

Exhibit No.	Description
99.1	Presentation Materials dated February 2007
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: February 7, 2007

IMPAX LABORATORIES, INC.
By:	/s/ Arthur A. Koch, Jr.
	Name:	Arthur A. Koch, Jr.
	Title:	Chief Financial Officer

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